                                                                   EXHIBIT 10.13

                               LICENSE AGREEMENT

     THIS LICENSE AGREEMENT ("Agreement") is made and entered into as of the 19th day of June, 1996, by and between the DEPARTMENT OF WATERWORKS OF THE CITY OF HAMMOND and the CITY OF HAMMOND, INDIANA, by and through its DEPARTMENT OF WATERWORKS (jointly, "Licensor") and EMPRESS CASINO HAMMOND CORPORATION ("Licensee").

                                   RECITALS

     A. Licensor owns certain real estate located in Lake County, Indiana, the legal description of which is attached hereto as Exhibit A (the "Real Estate").

     B. Licensee leases certain real estate adjacent to the Real Estate on which it is developing and intends to operate certain facilities in connection with the conduct of riverboat gaming operations under and pursuant to IC 4-33, (the "Facilities").

     C. Licensee desires to license from Licensor, and Licensor desires to license to Licensee, a portion of the Real Estate for the purposes permitted hereunder, subject to the terms and conditions hereof.

                                   AGREEMENT

     1. Recitals. The above and foregoing Recitals are true and correct.

     2. Grant of License. Licensor, subject to Licensor's right to terminate this Agreement in the event of a default as expressly provided for herein, hereby grants to Licensee an irrevocable license coupled with an interest in and to the portion of the Real Estate more particularly described in Exhibit B attached hereto and made a part hereof and/or depicted on Exhibit C (the "Map") attached hereto and made a part hereof (the "Licensed Premises"). The Licensed Premises consists of (i) a 32-foot wide access roadway ("Licensed Access Premises") as shown on the Map, which is part of the so-called Perimeter Road that is or will be leased to the City of Hammond Department of Redevelopment,
(ii) an area approximately fifteen feet (15') in width (the "Landscape/Sign Premises") as shown on the Map, (iii) a parking area, as shown on the Map (the "Parking Premises"), located adjacent to the maintenance building of the Hammond Port Authority ("Maintenance Building") and (iv) those areas required for the construction of the Improvements and maintenance of the improvements and areas required in paragraphs 6 and 7 hereof as described therein, and/or delineated on the Map (the "Improvement Premises"). With respect to the Parking Premises and Licensor's property lying south thereof,

Licensor and Licensee shall have rights of access in common over entrances to and drives and aisleways within said Parking Premises or Licensor's property.

     3. Use of Licensed Premises. Licensee, its agents, employees, patrons, invitees and licensees and Licensee's tenants, their agents, employees, patrons, invitees and licensees shall be entitled to use and maintain (i) the Licensed Access Premises for access to the Premises which provides access to the Facilities, (ii) the Landscape/Sign Premises for landscaping, signs and displays advertising the Facilities, subject to the approval of signs and displays by Licensor's Board of Directors at its next meeting following Licensee's request for approval, which shall be held within fifteen (15) days of such request, and provided that such approval shall not be unreasonably withheld, (iii) the Parking Premises for parking of vehicles, and (iv) the Improvement Premises for the construction and maintenance of the improvements and areas set forth in 6 and 7 hereof lying outside the other Licensed Premises.

     4. Term and Extensions. This Agreement shall commence on June 19, 1996 (the "Commencement Date") and shall end at 11:59 p.m. Hammond time on the fifth (5th) anniversary of the date on which Licensee receives an owner's license as defined in IC 4-33-2-15 ("Gaming License") from the Indiana Gaming Commission to own and operate a riverboat casino on Lake Michigan from the City of Hammond, Indiana, unless sooner terminated as herein provided. The term of this License shall be automatically extended for periods equal to each renewal period of the Gaming License granted to the Licensee by the Indiana Gaming Commission, provided that the term shall not extend more than seventy-five (75) years beyond the Commencement Date.

     5. License Fee. As the fee for the license granted herein Licensee shall pay the sum of Ten Dollars ($10.00) and shall make the improvements listed in paragraphs 6 and 7 hereof. Licensee shall not be required to pay any operational costs or rent to Licensor for the Licensed Premises.

     6. Improvements to Licensed Premises. Licensee shall construct, at its sole cost and expense, the following improvements ("Improvements"), at the locations depicted on the Map:

          (a) A paved drive within the Licensed Access Premises ("Drive"), provided that for purposes of this Agreement the term "Drive" shall also include the paved portion of the Premises;

          (b) An electric chain-link security gate across the Drive at or near the line where the Licensed Access Premises and the Leased Premises meet (the "First Gate");

          (c) An electric security gate across the Drive at the eastern end of the northernmost portion of the Leased Premises to consist of a security bar across the Drive and a fence framing the Drive of wrought iron or similar appearance, provided that such gate and fence shall not obscure the view of the Chicago skyline by the public (the "Second Gate") and provided that Licensee shall provide a pedestrian walkway and public access west of the second gate north of the Drive for a distance of two hundred (200) feet from the northeastern corner of the Real Estate;

          (d) A sidewalk along and north and east of the Drive along Lake Michigan located in or along a portion of the Leased Premises and beginning approximately at the point where the Drive first turns to the north and west and along said Drive to the Second Gate (the "Lakefront Sidewalk"), which shall be available and open to the public;

          (e) Lighting fixtures upon poles spaced approximately every 200 feet along the Lakefront Sidewalk;

          (f) Four (4) benches located in the vicinity of the Second Gate;

          (g) Chain link fencing upon the Real Estate approximately along the western and southern boundaries of the Premises to replace fencing removed during construction of the Facilities;

          (h) Landscaping within the Landscape/Sign Premises consisting of timbers or an earth retaining wall and appropriate plantings;

Licensee shall cause the Improvements to be constructed at its sole cost and expense, and the same shall be completed, free of any mechanic's liens and in compliance with all requirements of law and all ordinances, regulations, rules or orders of any public agency or authority relating thereto. Licensee shall obtain, at its sole cost and expense, all permits, releases, licenses and approvals necessary for the construction of the Improvements prior to the commencement thereof, provided Licensor shall support and assist Licensee in the pursuit and obtaining of same. Licensee shall indemnify and hold Licensor harmless from and against any and all costs, expenses, liability, claims, actions and causes of action actually incurred by Licensor and arising out of Licensee's violation of any legal requirements arising out of the construction of the Improvements. Subject to causes beyond Licensee's control, Improvements shall be completed on or before December 31, 1996.

     7. Additional Covenants of Licensee. Licensee covenants and agrees to (i) extend curbing along the drive leading to Licensor's fenced parking areas in the vicinity of the southeastern corner of the Real Estate immediately south of the proposed First Gate as agreed to by the parties (ii) construct a pedestrian sidewalk at the south end of the Real Estate as shown on the Map, (iii) install and maintain grass landscaping upon the Real Estate in the immediate vicinity of the Maintenance Building adjacent to the Parking Premises and (iv) fill in and provide pavement to Licensor's loading dock located on the south end of the Real Estate.

     8. Insurance. Licensee agrees to provide the liability insurance specified in that certain Hammond Riverboat Gaming Project Development Agreement among Licensee, the City of Hammond, Indiana and the City of Hammond Department of Redevelopment, and shall name the Licensor as an additional insured thereunder.

     9. Maintenance of Licensed Premises and Improvements. Licensee agrees, during the term of this Agreement, to maintain and to make all repairs and replacements reasonably necessary to keep the Licensed Premises, including the Drive, and the improvements thereto or required hereunder (until such time as the same are dedicated and accepted as public improvements) in clean and good order, operation, condition and repair, subject to reasonable wear and tear and damage by the elements. Other than the maintenance of the grass landscaping in the immediate vicinity of the Maintenance Building required under subparagraph 7
(iii) hereof, Licensee shall have no maintenance responsibilities with respect to any portion of the Real Estate outside the Licensed Premises. Licensee may make alterations or improvements to the Licensed Premises consistent with the permitted uses thereof, but shall not erect any structures within the Parking Premises without Licensor's written consent. Licensee shall pay all utility charges in connection with the Licensed Premises.

     10. Approvals from Other Property Owners. To the extent that it is determined that any improvement required to be made by Licensee hereunder is to be made on property owned by a party other than Licensor, Licensee shall use commercially reasonable efforts to obtain such easements, licenses, consents or approvals as may be reasonably required for the construction of such improvements, and Licensor shall support and assist Licensee in obtaining same.

     11. Licensor's Right to Expand. Licensor retains the right to expand its waterworks facilities on the Real Estate into the Licensed Premises, provided that in the event any expansion involves the taking back of any portion of the Licensed Premises other than the Parking Premises, Licensor shall be required to relocate such Licensed Premises so taken, and the Improvements thereto (including the letting of bids and contracting therefor), such that the area or use of the Licensed Premises or the Improvements is not reduced or diminished, which relocation may require filling in portions of Lake Michigan as necessary, and Licensor covenants to take all action required to accomplish such relocation. Licensee shall be required to pay one-half (1/2) of the cost of such relocation.

     12. Licensee's Fight to Terminate with Respect to Parking Premises. Licensee shall have the right to terminate this Agreement with respect to the Parking Premises at any time during the term hereof by giving written notice to Licensor of its election to so terminate, and thereafter the parties shall have no further obligations hereunder with respect to the Parking Premises.

     13. Licensor's Right to Terminate with Respect to Parking Premises. In addition to Licensor's right to terminate this Agreement in the event of a default by Licensee hereunder, Licensor shall have the right, subject to Licensee's right to continue the Agreement as permitted in this paragraph, to terminate this Agreement with respect to the Parking Premises only upon the expansion of Licensor's facility located adjacent to the Parking Premises into the Parking Premises and only at such time as the expansion takes place. Licensor shall notify the Licensee in writing at least sixty (60) days in advance of its intention to expand such facility and specifying the amount of the Parking Premises to be taken on account of such expansion and the date that construction of such expansion shall commence. Licensee may elect to continue this

Agreement with respect to that portion of the Parking Premises not taken for such expansion by giving written notice to Licensor of such election.

     14. Default. For breach of this Agreement by Licensee, Licensor may terminate this Agreement upon thirty (30) days written notice in the event Licensee fails to keep or perform any covenant required to be performed hereunder by Licensee and fails to cure such failure within thirty (30) days after receipt of written notice thereof, provided that such cure period shall be extended as long as Licensee has commenced to cure such default within said thirty (30) day period and diligently pursues such cure to completion. Upon such termination, the parties shall have no further obligations hereunder.

     15. Notices. Any notices to be given hereunder shall be deemed given when in writing and (a) actually served on the party to be notified or (b) placed in an envelope directed to the party to be notified at the following addresses and deposited in the United States mail by certified or registered mail, postage prepaid:

     If to Licensor at:    DEPARTMENT OF WATERWORKS OF THE CITY OF HAMMOND
                           and THE CITY OF HAMMOND, INDIANA, BY AND THROUGH
                           ITS DEPARTMENT OF WATERWORKS
                           6505 Columbia Avenue
                           Hammond, Indiana 46320

     If to Licensee at:    Empress Casino Hammond Corporation
                           825 Empress Drive
                           Hammond, Indiana 46320
                           Attention: General Manager

     with copies to:       Empress River Casino Corporation
                           P.O. Box 2789
                           Joliet, Illinois 60434-2789
                           Attention: Michael W. Hansen

                           Ice Miller Donadio & Ryan
                           One American Square
                           Box 82001
                           Indianapolis, Indiana 46282-0002
                           Attention: Phillip L. Bayt

Such addresses may be changed by either party by written advice as to the new address given as above provided.

     16. Assignment. Licensee shall have the right to assign its right, title and interest in the Licensed Premises and this Agreement with Licensor's consent to any entity that is granted a Gaming License with respect to the Facilities, provided Licensor's consent shall not be unreasonably withheld, conditioned or delayed.

     17. Governing Law. This Agreement shall be governed by the laws of the State of Indiana.

     18. Running with the Land. This Agreement shall be deemed a license coupled with an interest that touches and concerns and shall run with Licensor's interest in the Real Estate and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and in the case of Licensee, this Agreement shall inure to Licensee and the tenants of the Facilities and their respective agents, employees, patrons, invitees and licensees.

     19. Licensor's Covenants. Licensor hereby covenants that it is the owner in fee simple of the Real Estate, is lawfully seized thereof and has a good right to grant the license herein granted, that the Licensed Premises is free from any and all liens and encumbrances, except for those which are apparent or appearing of public record, any covenants, conditions or restrictions of record, a certain license agreement between Licensor and the Hammond Port Authority to a 24 foot (24') area providing the Port Authority with access to its fuel tanks (the rights of which do not interfere with the rights granted hereunder) and real estate taxes not yet due and payable. The undersigned persons executing this Agreement on behalf of Licensor represent and certify that they are duly elected or appointed officers of Licensor and have been fully empowered, by proper resolution of Licensor or otherwise, to execute and deliver this Agreement; that Licensor has full capacity to enter into this Agreement; and that all necessary action for the execution and delivery of this Agreement has been taken and done.

     20. Recording. This License Agreement or a memorandum thereof may be recorded by Licensee, at its expense, in the real estate records of Lake County, Indiana.

     21. Hours of Use. Licensee may use the Licensed Premises twenty-four (24) hours each day the Facilities shall be open.

     22. Dedication. The parties agree that the portion of the Licensed Access Premises, the roadway lying west of the Licensed Access Premises to the main entrance of the Facilities, commonly known or to be known as Empress Drive and the sidewalk along Empress Drive, all as depicted on the Map in cross-hatching shall be dedicated to the public upon the request of the governmental authority having jurisdiction thereover, and the parties agree to cooperate in the dedication of such portion of the Premises to such authority. Pending such dedication Licensor grants to Licensee a license over that portion of Empress Drive lying west of the Licensed Access Premises upon the same terms and conditions hereof. Following the acceptance by the applicable governing authority of such dedication, this Agreement and the license provided hereunder shall terminate with respect to the area so dedicated and accepted.

     23. Department's Access. The Department shall have access to the Licensed Premises at all times for any reasonable purpose.

     24. Taxes. The Commission shall require the Developer to pay when due and payable all taxes which are assessed with respect to the Licensed Premises.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                       "Licensor"

                                       DEPARTMENT OF WATERWORKS OF THE
                                       CITY OF HAMMOND

                                       By: /s/ ROBERT S. KOTSO
                                           ------------------------------------

                                           Robert S. Kotso
                                           President Board of Directors
                                           ------------------------------------
                                           (printed name and title)

Attest:

/s/ CHESTER SMITHERS
    -------------------------

    Chester Smithers SEC.
    -------------------------
    (printed name and title)


STATE OF INDIANA   )
                   )  SS:
COUNTY OF LAKE     )


     Before me, a Notary Public in and for said County and State, personally appeared ROBERT KOTSO and CHESTER SMITHERS, the President and Secretary, respectively of the Board of Directors of the Department of Waterworks of the City of Hammond, a municipal corporation, who acknowledged the execution of the foregoing License Agreement as such officers acting for and on behalf of the Department of Waterworks of the City of Hammond.

     Witness my hand and notarial seal this 20th day of June, 1996.

                                       /s/ IDA DESATNICK
                                       ----------------------------------------
                                       Notary Public

                                       Ida Desatnick
                                       ----------------------------------------
                                       Printed Name


My Commission expires: 1-13-00         My County of Residence is: Lake

                                       CITY OF HAMMOND, INDIANA, BY AND
                                       THROUGH ITS DEPARTMENT OF WATERWORKS


                                       By: /s/ ROBERT S. KOTSO
                                           ------------------------------------

                                           Robert S. Kotso
                                           President Board of Directors
                                           ------------------------------------
                                           (printed name and title)

Attest:

/s/ CHESTER SMITHERS
    -------------------------

    Chester Smithers SEC.
    -------------------------
    (printed name and title)


STATE OF INDIANA   )
                   )  SS:
COUNTY OF LAKE     )


     Before me, a Notary Public in and for said County and State, personally appeared ROBERT KOTSO and CHESTER SMITHERS, the President and Secretary, respectively of the Board of Directors of the Department of Waterworks of the City of Hammond, Indiana, a municipal corporation, who acknowledged the execution of the foregoing License Agreement as such officers acting for and on behalf of the City of Hammond, acting by and through its Department of Waterworks.

     Witness my hand and notarial seal this 20th day of June, 1996.

                                       /s/ IDA DESATNICK
                                       ----------------------------------------
                                       Notary Public

                                       Ida Desatnick
                                       ----------------------------------------
                                       Printed Name


My Commission expires: 1-13-00         My County of Residence is: Lake


                                      -8-
R

                                       "Licensee"

                                       EMPRESS CASINO HAMMOND CORPORATION

                                       By: /s/ MICHAEL W. HANSEN
                                           ------------------------------------

                                           Michael W. Hansen, Vice-President
                                           ------------------------------------
                                           (printed name and title)



STATE OF INDIANA   )
                   )  SS:
COUNTY OF LAKE     )


     Before me, a Notary Public in and for said County and State, personally appeared MICHAEL W. HANSEN, the Vice President of Empress Casino Hammond Corporation, who acknowledged the execution of the foregoing License Agreement as such officer acting for and on behalf of said corporation.

     Witness my hand and notarial seal this 20th day of June, 1996.

                                       /s/ C JEROME SMITH
                                       ----------------------------------------
                                       Notary Public

                                       C Jerome Smith
                                       ----------------------------------------
                                       Printed Name


My Commission expires: 12-16-98        My County of Residence is: Lake


This instrument was prepared by James B. Burroughs, Ice Miller Donadio & Ryan, One American Square, Box 82001, Indianapolis, Indiana 46282; Telephone
(317) 236-2100.

                                   Exhibit A

                                  Real Estate

PART OF THE NORTHWEST QUARTER OF SECTION 6, TOWNSHIP 37 NORTH, RANGE 9 WEST OF THE SECOND PRINCIPAL MERIDIAN, IN LAKE COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE EAST LINE OF U.S. GOVERNMENT LOT 1 AND THE NORTH LINE OF THE 66 FOOT RIGHT OF WAY OF THE CHICAGO, LAKE SHORE AND EASTERN RAILWAY (NOW THE ELGIN, JOLIET AND EASTERN RAILROAD), AS LOCATED IN SAID U.S. GOVERNMENT LOT 1; THENCE NORTH ON SAID EAST LINE OF U.S. GOVERNMENT LOT 1, A DISTANCE OF 215.38 FEET; THENCE NORTH 41 DEGREES 09 MINUTES 00 SECONDS EAST, A DISTANCE OF 381.14 FEET; THENCE NORTH 53 DEGREES 49 MINUTES 00 SECONDS WEST, A DISTANCE OF 247.27 FEET; THENCE NORTH 33 DEGREES 20 MINUTES 12 SECONDS EAST, A DISTANCE OF 356.40 FEET; THENCE NORTH 07 DEGREES 58 MINUTES 41 SECONDS WEST, A DISTANCE OF 55.89 FEET; THENCE NORTH 53 DEGREES 43 MINUTES
37 SECONDS WEST, A DISTANCE OF 90.00 FEET; THENCE NORTH 53 DEGREES 43 MINUTES 37 SECONDS WEST, A DISTANCE OF 110.00 FEET; THENCE SOUTH 36 DEGREES 10 MINUTES 42 SECONDS WEST, A DISTANCE OF 799.93 FEET; THENCE ON A CURVE TO THE LEFT, SAID CURVE HAVING A RADIUS OF 2,814.93 FEET AND A CENTRAL ANGLE OF 13 DEGREES 30 MINUTES, A DISTANCE OF 392.79 FEET TO AN IRON ROD; THENCE SOUTH 53 DEGREES, 42 MINUTES 00 SECONDS EAST, A DISTANCE OF 178.65 FEET TO AN IRON ROD; THENCE SOUTH 00 DEGREES 00 MINUTES 30 SECONDS WEST, A DISTANCE OF 42.18 FEET TO AN IRON ROD; THENCE SOUTH 53 DEGREES 42 MINUTES 30 SECONDS EAST, A DISTANCE OF 306.35 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED REAL ESTATE:

A PART OF THE NORTHWEST QUARTER OF SECTION 6, TOWNSHIP 37 NORTH, RANGE 9 WEST, LOCATED IN NORTH TOWNSHIP, LAKE COUNTY, INDIANA, BEING BOUNDED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE SOUTHEAST QUARTER OF SECTION 1, TOWNSHIP 37 NORTH, RANGE 10 WEST; THENCE NORTH 01 DEGREE 01 MINUTE 03 SECOND WEST (ASSUMED BEARING) 4,209.68 FEET ALONG THE EAST LINE OF SAID SECTION 1 AND ALONG THE WEST LINE OF SECTION 6, TOWNSHIP 37 NORTH, RANGE 9 WEST; THENCE SOUTH 41 DEGREES 13 MINUTES 34 SECONDS EAST 61.96 FEET; THENCE SOUTH 41 DEGREES 13 MINUTES 34 SECONDS EAST 90.30 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE LEFT, SAID POINT OF CURVATURE BEING SOUTH 48 DEGREES 46 MINUTES 26 SECONDS WEST 2,814.93 FEET FROM THE RADIUS POINT OF SAID CURVE; THENCE SOUTHEASTERLY 229.76 FEET ALONG SAID CURVE TO A POINT BEING SOUTH 44 DEGREES 05 MINUTES 50 SECONDS WEST 2,814.93 FEET FROM THE RADIUS POINT OF SAID CURVE; THENCE NORTH 35 DEGREES 17 MINUTES 10 SECONDS EAST

831.29 FEET; THENCE NORTH 79 DEGREES 22 MINUTES 58 SECONDS EAST 71.38 FEET; THENCE SOUTH 54 DEGREES 36 MINUTES 55 SECONDS EAST 100.48 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUING SOUTH 54 DEGREES 36 MINUTES 55 SECONDS EAST 146.67 FEET; THENCE SOUTH 35 DEGREES 16 MINUTES 41 SECONDS WEST
523.46 FEET; THENCE NORTH 54 DEGREES 35 MINUTES 11 SECONDS WEST 236.35 FEET; THENCE SOUTH 35 DEGREES 15 MINUTES 53 SECONDS WEST 349.92 FEET; THENCE NORTH 46 DEGREES 40 MINUTES 28 SECONDS WEST 20.88 FEET; THENCE NORTH 35 DEGREES 17 MINUTES 10 SECONDS EAST 780.38 FEET; THENCE SOUTH 54 DEGREES 36 MINUTES 55 SECONDS EAST 110.00 FEET; THENCE NORTH 35 DEGREES 23 MINUTES 05 SECONDS EAST
90.00 FEET TO THE POINT OF BEGINNING.

                                   Exhibit B

                               Licensed Premises

Licensed Access Premises

                               LAND DESCRIPTION
                       Redevelopment Commission Sublease
                        Water Department Perimeter Road
                                   version 3
                                   05 JUN 96

A 32.00 foot-wide strip of land being a part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana the centerline of which is described as follows:

Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,091.63 feet along the East Line of said Section 1 and along the West Line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the northeast, said point being South 38 degrees 59 minutes 01 second West 1,637.02 feet from the radius point of said curve; thence southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 48 minutes 21 seconds West 1,637.02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East 650.47 feet to the point of curvature of a curve to the left, said point of curvature being South 36 degrees 48 minutes 21 seconds West 2,864.79 feet from the radius point of said curve; thence southeasterly 84.09 feet along said curve to its point of tangency, said point of tangency being South 35 degrees 07 minutes 27 seconds West 2,864.79 feet from the radius point of said curve; thence South 54 degrees 52 minutes 33 seconds East 325.80 feet to the point of curvature of a curve to the left and to the POINT OF BEGINNING of this description, said point of curvature being South 35 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence southeasterly, easterly, northeasterly, northerly, and northwesterly 142.07 feet along said curve to its point of tangency, said point of tangency being North 67 degrees 07 minutes 27 seconds East 55.00 feet from the radius point of said curve; thence North 22 degrees 52 minutes 33 seconds West 53.74 feet to the point of curvature of a curve to the right, said point of curvature being South 67 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence northwesterly, northerly, and northeasterly 56.62 feet along said curve to its point of tangency, said point of tangency being North 53 degrees 53 minutes 40 seconds West 55.00 feet from the radius point of said curve; thence North 36 degrees 06 minutes 20 seconds East 270.31 feet to the point of curvature of a curve left, said point of curvature being South 53 degrees 53 minutes 40 seconds East 40.00 feet from the radius point of said curve; thence northeasterly, northerly, and northwesterly 63.49 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 09 minutes 56 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 50 minutes 04 seconds West 117.95 feet to the point of curvature of a curve to the right, said point of curvature being South 35 degrees 09 minutes 56 seconds West 40.00 feet from the radius point of said curve; thence northwesterly, northerly, and northeasterly 60.84 feet along said curve to its point of tangency, said point of tangency being North 57 degrees 40 minutes 52 seconds West 40.00 feet from the radius point of said curve; thence North 32 degrees 19 minutes 08 seconds East 330.68 feet to the point of curvature of a curve to the left, said point of curvature being South 57 degrees 40 minutes 52 seconds East 40.00 feet from the radius point of said curve; thence northeasterly, northerly, and northwesterly 60.76 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 17 minutes 10 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 42 minutes 50 Seconds West 227.88 feet to the TERMINUS of this centerline description. Containing 1.017 acres, more or less.

Excepting therefrom the property described on the following two (2) pages


    CURVE #1                   CURVE #2                   CURVE #3
    --------                   --------                   --------
/\ = 02/o/10'41"           /\ = 01/o/40'54"           /\ = 148/o/00'00"
R  = 1637.02'              R  = 2864.79'              R  = 55.00'
T  = 31.12'                T  = 42.05'                T  = 191.81'
L  = 62.23'                L  = 84.09'                L  = 142.07'
C  = S52/o/06'19"E-62.22'  C  = S54/o/02'06"E-84.08'  C  = N51/o/07'27"E-105.74'

    CURVE #4                   CURVE #5                   CURVE #6
    --------                   --------                   --------
/\ = 58/o/58'53"           /\ = 90/o/56'23"           /\ = 87/o/09'12"
R  = 55.00'                R  = 40.00'                R  = 40.00'
T  = 31.11'                T  = 40.66'                T  = 38.06'
L  = 56.62'                L  = 63.49'                L  = 60.84'
C  = N06/o/36'53"E-54.15'  C  = N09/o/21'52"W-57.03'  C  = N11/o/15'28"W-55.15'

    CURVE #7
    --------
/\ = 87/o/01'58"
R  = 40.00'
T  = 37.98'
L  = 60.76'
C  = N11/o/11'51"W-55.09'

--------------------------------------------------------------------------------
                      AMERICAN CONSULTING ENGINEERS, INC.
                            4165 Millersville Road
 INDIANAPOLIS                                                          INDIANA
(317) 547-5580                (C) Copyright 1996                     46205-2998

DATE: May 28, 1996
DRAWN BY: CMM
JOB NO. 94-290

SHEET NO. 1 of 3

                               LAND DESCRIPTION

                       Redevelopment Commission Sublease
                       Water, Department Perimeter Road
                                   version 2
                                   24 MAY 96

A 32.00 foot-wide strip of land being a part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana the centerline of which is described as follows:

Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,091,63 feet along the East Line of said Section 1 and along the West Line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the northeast, said point being South 38 degrees 59 minutes 01 West 1,637.02 feet from the radius point of said curve; thence southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 48 minutes 21 seconds West 1,637,02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East 650.47 feet to the point of curvature of a curve to the left, said point of curvature being South 36 degrees 48 minutes 21 seconds West 2,864.79 feet from the radius point of said curve; thence southeasterly 84.09 feet along said curve to its point of tangency, said point of tangency being South 35 degrees 07 minutes 27 seconds West 2,864.79 feet from the radius point of said curve; thence South 54 degrees 52 minutes 33 seconds East 325.80 feet to the point of curvature of a curve to the left, said point of curvature being South 35 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence southeasterly, easterly, northeasterly, northerly, and northwesterly
142.07 feet along said curve to its point of tangency, said point of tangency being North 67 degrees 07 minutes 27 seconds East 55.00 feet from the radius point of said curve; thence North 22 degrees 52 minutes 33 seconds West 53.74 feet to the point of curvature of a curve to the right, said point of curvature being South 67 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence northwesterly, northerly, and northeasterly 56.62 feet along said curve to its point of tangency, said point of tangencey being North 53 degrees 53 minutes 40 seconds West 55.00 feet from the radius point of said curve; thence North 36 degrees 06 minutes 20 seconds East 15.67 feet to the POINT OF BEGINNING of this centerline description; thence North 36 degrees 06 minutes 20 seconds East 254.64 feet to the point of curvature or a curve left, said point of curvature being South 53 degrees 53 minutes 40 seconds East 40.00 feet from the radius point of said curve; thence northeasterly, northerly, and northwesterly 63,49 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 09 minutes 56 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 50 minutes 04 seconds West 117.95 feet to the point of curvature of a curve to the right, said point of curvature being South 35 degrees 09 minutes 56 seconds West
40.00 feet from the radius point of said curve; thence northwesterly, northerly, and northeasterly 60.84 feet along said curve to its point of tangency, said pint of tangency being North 57 degrees 40 minutes 52 seconds West 40.00 feet from the radius point of said curve; thence North 32 degrees 19 minutes 08 seconds East 330.68 feet to the point of curvature of a curve to the left, said point of curvature being South 57 degrees 40 minutes 52 seconds East 40.00 feet from the radius point of said curve; thence northeasterly, northerly, and northwesterly 60.76 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 17 minutes 10 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 42 minutes 50 seconds West 227.88 feet to the TERMINUS of this centerline description. Containing
0.820 acres, more or less.

                               LAND DESCRIPTION

                               parking premises
                              Hammond Water Works
                                   version 2
                                   14 JUN 96

A part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana being bounded as follows:

Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,091.63 feet along the East Line of said Section 1 and along the West Line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the northeast, said point being South 38 degrees 59 minutes 01 second West 1,637.02 feet from the radius point of said curve; thence southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 48 minutes 21 seconds West 1,637.02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East 273.37 feet; thence North 35 degrees 17 minutes 19 seconds East
178.74 feet; thence South 54 degrees 42 minutes 50 seconds East 19.00 feet to the POINT OF BEGINNING of this description; thence South 54 degrees 42 minutes 50 seconds East 107.00 feet; thence South 35 degrees 17 minutes 10 seconds West
78.47 feet; thence North 54 degrees 42 minutes 50 seconds West 107.00 feet; thence North 35 degrees 17 minutes 10 seconds East 78.47 feet to the POINT OF BEGINNING containing 0.193 acres, more or less.

                               LAND DESCRIPTION
                               parking premises
                              Hammond Water Works
                                   version 2
                                   14 JUN 96

A part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana being bounded as follows:

Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,091.63 feet along the East Line of said Section 1 and along the West Line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the northeast, said point being South 38 degrees 59 minutes 01 second West 1,637.02 feet from the radius point of said curve; thence southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 48 minutes 21 seconds West 1,637.02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East 273.37 feet; thence North 35 degrees 17 minutes 19 seconds East
178.74 feet; thence South 54 degrees 42 minutes 50 seconds East 19.00 feet to the POINT OF BEGINNING of this description; thence South 54 degrees 42 minutes 50 seconds East 107.00 feet; thence South 35 degrees 17 minutes 10 seconds West
78.47 feet; thence North 54 degrees 42 minutes 50 seconds West 107.00 feet; thence North 35 degrees 17 minutes 10 seconds East 78.47 feet to the POINT OF BEGINNING containing 0.193 acres, more or less.


                                                   CURVE #1
                                          (TRIANGLE) = 02/o/10'41"
                                                   R = 1637.02'
                                                   T = 31.12'
                                                   L = 62.23'
                                                   C = S52/o/06'19/o/E- 62.22'

--------------------------------------------------------------------------------
AMERICAN CONSULTING ENGINEERS, INC.               DATE:   JUNE 6, 1996
      4165 Millersville Road                      -------------------------

 INDIANAPOLIS               INDIANA               DRAWN BY:   CMM
(317)547-5580              46205-2998             -------------------------
        (C) Copyright 1996
                                                  JOB NO.    94-290
--------------------------------------------------------------------------------


                              SHEET NO.  1  OF  2

                              [MAP APPEARS HERE]

--------------------------------------------------------------------------------
    AMERICAN CONSULTING ENGINEERS, INC.       DATE:  JUNE 6, 1996      SHEET NO.
           4165 Millersville Road             DRAWN BY:  CMM            2
 INDIANAPOLIS                       INDIANA   JOB NO.  94-290             of
(317) 547-5580 (C) Copyright 1996 46205-2998                                 2
--------------------------------------------------------------------------------

                               LAND DESCRIPTION
                            landscape/sign premises
                                   version 1
                                   6 JUN 96

A part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana being bounded as follows:

Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence, North 01 degree 01 minute 03 seconds West (assumed bearing) 4,091.63 feet along the East Line of said Section 1 and along the West Line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the northeast, said point being South 38 degrees 59 minutes 01 second West 1,637.02 feet from the radius point of said curve; thence southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 48 minutes 21 seconds West 1,637.02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East 650.47 feet to the point of curvature of a curve to the left, said point of curvature being South 36 degrees 48 minutes 21 seconds West 2,864.79 feet from the radius point of said curve; thence southeasterly 84.09 feet along said curve to its point of tangency, said point of tangency being South 35 degrees 07 minutes 27 seconds West 2,864.79 feet from the radius point of said curve; thence South 54 degrees 52 minutes 33 seconds East 325.80 feet to the point of curvature of a curve to the left, said point of curvature being South 35 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence southeasterly, easterly, northeasterly, northerly, and northwesterly 142.07 feet along said curve to its point of tangency, said point of tangency being North 67 degrees 07 minutes 27 seconds East 55.00 feet from the radius point of said curve; thence North 22 degrees 52 minutes 33 seconds West 53.74 feet to the point of curvature of a curve to the right, said point of curvature being South 67 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence northwesterly, northerly, and northeasterly
56.62 feet along said curve to its point of tangency, said point of tangency being North 53 degrees 53 minutes 40 seconds West 55.00 feet from the radius point of said curve; thence North 36 degrees 06 minutes 20 seconds East 270.31 feet to the point of curvature of a curve left, said point of curvature being South 53 degrees 53 minutes 40 seconds East 40.00 feet from the radius point of said curve; thence northeasterly, northerly. and northwesterly 63.49 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 09 minutes 56 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 50 minutes 04 seconds West 117.95 feet to the point of curvature of a curve to the right, said point of curvature being South 35 degrees 09 minutes 56 seconds West 40.00 feet from the radius point of said curve; thence northwesterly, northerly, and northeasterly 60.84 feet along said curve to its point of tangency, said point of tangency being North 57 degrees 40 minutes 52 seconds West 40.00 feet from the radius point of said curve; thence North 32 degrees 19 minutes 08 seconds East 330.68 feet to the point of curvature of a curve to the left, said point of curvature being South 57 degrees 40 minutes 52 seconds East 40.00 feet from the radius point of said curve; thence northeasterly, northerly, and northwesterly 60.76 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 17 minutes 10 seconds East 40.00 feet from the radius point of said curve; thence South 35 degrees 17 minutes 10 seconds West 16.00 along the radius line of said curve to the POINT OF BEGINNING of this description; thence South 35 degrees 17 minutes 10 seconds West 15.00 feet along the radius line of said curve; thence North 54 degrees 42 minutes 50 seconds West 227.88 feet; thence North 35 degrees 16 minutes 41 seconds East 15.00 feet; thence South 54 degrees 42 minutes 50 seconds East 227.88 feet to the POINT OF BEGINNING containing 0.078 acres, more or less.



         CURVE #1                              CURVE #2
(TRIANGLE) = 02/o/10'41"              (TRIANGLE) = 01/o/40'54"
         R = 1637.02'                          R = 2864.79'
         T = 31.12'                            T = 42.05'
         L = 62.23'                            L = 84.09'
         C = S52/o/06'19'E- 62.22'             C = S54/o/02'06'E- 84.08'


         CURVE #3                              CURVE #4
(TRIANGLE) = 148/o/00'00'             (TRIANGLE) = 58/o/58'53"
         R = 55.00                             R = 55.00'
         T = 191.81'                           T = 31.11'
         L = 142.07'                           L = 56.62'
         C = N51/o/07'27"E-105.74'             C = N06/o/36'53"E-54.15'


         CURVE #5                              CURVE #6
(TRIANGLE) = 90/o/56'23"              (TRIANGLE) = 87/o/09'12"
         R = 40.00'                            R = 40.00'
         T = 40.66'                            T = 38.06'
         L = 63.49'                            L = 60.84'
         C = N09/o/'52"W-57.03'                C = N11/o/'28"W-55.15'


         CURVE #7
(TRIANGLE) = 87/o/01'58"
         R = 40.00
         T = 37.98'
         L = 60.76'
         C = N11/o/11'51"W-55.09'


--------------------------------------------------------------------------------
AMERICAN CONSULTING ENGINEERS, INC.               DATE:   JUNE 6, 1996
      4165 Millersville Road                      -------------------------

 INDIANAPOLIS               INDIANA               DRAWN BY:   CMM
(317)547-5580              46205-2998             -------------------------
        (C) Copyright 1996
                                                  JOB NO.    94-290
--------------------------------------------------------------------------------


                              SHEET NO.  1  OF  3

                              [MAP APPEARS HERE]

--------------------------------------------------------------------------------
    AMERICAN CONSULTING ENGINEERS, INC.       DATE:  JUNE 6, 1996      SHEET NO.
           4165 Millersville Road             DRAWN BY:  CMM            2
 INDIANAPOLIS                       INDIANA   JOB NO.  94-290             of
(317) 547-5580 (C) Copyright 1996 46205-2998                                 3
--------------------------------------------------------------------------------

                              [MAP APPEARS HERE]

--------------------------------------------------------------------------------
    AMERICAN CONSULTING ENGINEERS, INC.       DATE:  JUNE 6, 1996      SHEET NO.
           4165 Millersville Road             DRAWN BY:  CMM            3
 INDIANAPOLIS                       INDIANA   JOB NO.  94-290             of
(317) 547-5580 (C) Copyright 1996 46205-2998                                 3
--------------------------------------------------------------------------------

                         [MAP OF EXHIBIT APPEARS HERE]